REAFFIRMATION OF AND AMENDMENT TO STOCK PLEDGE AGREEMENTS

THIS REAFFIRMATION OF AND AMENDMENT TO STOCK PLEDGE AGREEMENTS (this “Agreement”) is made as of the 28th day of July, 2006, by

DCAP GROUP, INC., a corporation organized under the laws of the State of Delaware (“DCAP”), BARRY SCOTT AGENCY, INC., a corporation organized under the laws of the State of New York, BARRY SCOTT COMPANIES, INC., a corporation organized under the laws of the State of Delaware, and BLAST ACQUISITION CORP., a corporation organized under the laws of the State of Delaware (each a “Pledgor” and collectively the “Pledgors”).

for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York State Bank, in its capacity as “Agent” for itself and other “Lenders” under the Financing Agreement (as hereinafter defined) (the “Secured Party”).

RECITALS

A. PAYMENTS INC., a corporation organized under the laws the State of New York (“Payments Inc.”), and DCAP GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (“Parent”), of which Payments Inc. is a wholly-owned subsidiary, jointly and severally (the “Borrower”) have applied to the Agent and the Lenders for credit facilities consisting of a revolving credit facility in the maximum principal amount of $20,000,000 and a term line facility in the maximum principal amount of $2,500,000 to be advanced pursuant to and in accordance with the terms and conditions of an Amended and Restated Financing and Security Agreement of even date herewith (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Financing Agreement”) by and among the Borrower, the Agent, Manufacturers and Traders Trust Company, a New York State Bank organized under the laws of the State of New York, in its capacity as a Lender, and such other entities that may become Lenders under the Financing Agreement from time to time. The Financing Agreement amends and restates the “Original Financing Agreement” (as that term is defined in the Financing Agreement).

B. All defined terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Financing Agreement.

C. The Pledgors are parties to the “Stock Pledge Agreements” (as that term is defined in the Original Financing Agreement).

D. The Pledgors have requested that the Agent and the Lenders enter into the Financing Agreement with the Borrower and make the credit facilities described in the Financing Agreement available to the Borrower.

E. The Agent and the Lenders have required, as a condition to entering into the Financing Agreement, that the Pledgors execute this Agreement as additional security for the payment and performance of the “Obligations” (as that term is defined in the Financing Agreement) and as an affirmation of their indebtedness, liabilities and obligations of the Pledgors under, the “Stock Pledge Agreements” (as that term is defined in the Original Financing Agreement). References in the Financing Agreement and the other Financing Documents to the Stock Pledge Agreements means the “Stock Pledge Agreements” (as that term is defined in the Original Financing Agreement), as reaffirmed and amended by this Agreement and as amended, restated, modified, substituted, extended and renewed from time to time.

NOW, THEREFORE, in order to induce the Agent and the Lenders to enter into the Financing Agreement:

1.  Each of the Pledgors (a) consents to the transactions contemplated by, and agreements made by the Borrower under, the Financing Agreement, (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, waivers, agreements, representations, warranties and provisions contained in Stock Pledge Agreements, and (c) agrees that the Pledgor has no (and alternatively waives each and every) counterclaim, recoupment, setoff, reduction or defense with respect to the Pledgor's obligations under the Stock Pledge Agreements, however arising, in contract, in tort or otherwise and whenever arising; and (d) alternatively, releases, withdraws, waives and discharges any and all claims, rights, demands, damages, causes of action, judgments or liabilities which the Pledgor has, had or may have ever had against the Agent or the Lenders, including but not limited to any arising in connection with the Stock Pledge Agreements or the other Financing Documents.

2.  Without limiting the foregoing, the Pledgors, jointly and severally, acknowledge and agree that (a) references in the Stock Pledge Agreements to the term “Financing Agreement” mean the Financing Agreement as defined above in this Agreement and references in the Stock Pledge Agreements to the “Borrower,” “Obligations” and other terms defined in the Financing Agreement shall have the meaning set forth in the Financing Agreement), (b) the Obligations include, without limitation, the Revolving Credit Facility and the Term Line Facility described in the Financing Agreement and the Obligations are covered by the Stock Pledge Agreements; (c) in the Stock Pledge Agreements the Pledgors agreed, among other things, that the parties to the Financing Documents may from time to time modify, amend, change or terminate any provisions of any of the Financing Documents without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Pledgors under the Stock Pledge Agreements, and (d) notwithstanding the Agent’s and the Lenders’ acceptance of this Agreement (notice of which acceptance is hereby waived), the parties may hereafter modify, amend, change or terminate any provisions of any of the Financing Documents without notice to, the further agreement of, or the consent of the Pledgors.

3.  This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. Each Pledgor agrees that the Pledgor’s signature may be delivered by facsimile or by pdf. If a Pledgor chooses to deliver the Pledgor’s signature by facsimile or by pdf, the Pledgor agrees to provide a counterpart of this Agreement with the Pledgor’s inked signature promptly to the Agent.

[Signatures follow on next page]

Signature Page to

REAFFIRMATION OF AND AMENDMENT TO STOCK PLEDGE AGREEMENTS

IN WITNESS WHEREOF, each Pledgor has executed and delivered this Agreement under seal as of the day and year of the Financing Agreement.

ATTEST: ______________________	DCAP GROUP, INC. By:____________________ (SEAL) Barry B. Goldstein, President

ATTEST: _______________________	BARRY SCOTT AGENCY, INC. By:_____________________ (SEAL) Barry B. Goldstein, President

ATTEST: _______________________	BARRY SCOTT COMPANIES, INC. By:_____________________ (SEAL) Barry B. Goldstein, President

ATTEST: _______________________	BLAST ACQUISITION CORP. By:_____________________ (SEAL) Barry B. Goldstein, President